UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2024

Central Index Key Number of the issuing entity: 0002006016

BANK5 2024-5YR5

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-07	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 14, 2024 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the BANK5 2024-5YR5, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR5 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of February 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 24 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of January 30, 2024, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of January 30, 2024, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of January 30, 2024, between the Registrant and JPMCB; and certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of January 30, 2024, between the Registrant and BANA.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Tysons Corner Center	Exhibit 4.2	Exhibit 99.5
11755 Wilshire	N/A	Exhibit 99.6
Nvidia Santa Clara	Exhibit 4.3	Exhibit 99.7
33 West State Street and 50 East State Street	Exhibit 4.4	Exhibit 99.8
Timber Creek Crossing	N/A	Exhibit 99.9

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Academy Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of January 30, 2024, between the Registrant, the Underwriters, as underwriters, and MSMCH and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley

& Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Academy Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of January 30, 2024, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated January 30, 2024 and filed with the Securities and Exchange Commission on February 1, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-259741) was originally declared effective on November 3, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of January 30, 2024, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Academy Securities, Inc. and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of February 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of December 12, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Berkadia Commercial Mortgage LLC, as master servicer, Situs Holdings, LLC, as special servicer, and Computershare Trust Company, National Association, as trustee, certificate administrator and custodian.
4.3	Pooling and Servicing Agreement, dated as of December 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of February 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 30, 2024.
99.1	Mortgage Loan Purchase Agreement, dated as of January 30, 2024, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of January 30, 2024, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of January 30, 2024, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of January 30, 2024, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.5	Co-Lender Agreement, dated as of December 12, 2023, by and between Deutsche Bank AG, New York Branch, as initial note A holder, Bank of Montreal, as initial note A holder, JPMorgan Chase Bank, National Association, as initial note A holder, and Goldman Sachs Bank USA, as initial note A holder, relating to the Tysons Corner Center Whole Loan.
99.6	Co-Lender Agreement, dated as of January 17, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the 11755 Wilshire Whole Loan.

99.7	Co-Lender Agreement, dated as of November 17, 2023, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder, JPMorgan Chase Bank, National Association, as initial note A-3 holder, JPMorgan Chase Bank, National Association, as initial note A-4 holder, and JPMorgan Chase Bank, National Association, as initial note A-5 holder, relating to the Nvidia Santa Clara Whole Loan.
99.8	Co-Lender Agreement, dated as of January 17, 2024, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the 33 West State Street and 50 East State Street Whole Loan.
99.9	Co-Lender Agreement, dated as of January 19, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Citi Real Estate Funding Inc., as initial note A-2 holder, relating to the Timber Creek Crossing Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President
Dated: February 1, 2024

BANK5 2024-5YR5 – Form 8-K